UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005

ZIONS BANCORPORATION

(Exact name of registrant as specified in its charter)

Utah	0-2610	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134

Salt Lake City, Utah 84111

Tel. (801) 524-4787

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 is hereby incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

For the benefit of investors, financial analysts and other parties interested in the performance of Zions Bancorporation, the Registrant advises that based on preliminary data, it expects to report second quarter 2005 net income per diluted share of $1.28 to $1.30, with no significant unusual items.

Zions Bancorporation expects to report second quarter earnings on July 21, 2005 after the close of markets and expects to host a conference call to discuss earnings beginning at 5:30 p.m. Eastern Time. Interested parties may join the conference call by dialing 800-591-6930 and entering passcode 92935538. International callers may dial 617-614-4908. The call will also be available via web cast from a link at www.zionsbancorporation.com.

Item 8.01 Other Events.

Item 7.01 is hereby incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

Statements contained in this filing which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the benefits of the merger between Zions Bancorporation and Amegy Bancorporation, Inc., including future financial and operating results and performance; statements about Zions Bancorporation’s and Amegy Bancorporation, Inc.’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates”, “will”, “should”, “may” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of the management of Zions Bancorporation and Amegy Bancorporation, Inc. and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Zions Bancorporation and Amegy Bancorporation, Inc. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

Zions Bancorporation’s ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of Zions Bancorporation include, but are not limited to, changes in: interest rates; general economic conditions; legislative/regulatory changes; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan or securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in Zions Bancorporation’s market areas; Zions Bancorporation’s implementation of new technologies; Zions Bancorporation’s ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The following factors, among others, could also cause actual results to differ materially from the

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anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Zions Bancorporation and Amegy Bancorporation, Inc. may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Amegy Bancorporation, Inc. may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) competition from other financial services companies; (8) economic conditions, either nationally or locally in areas in which Zions Bancorporation and Amegy Bancorporation, Inc. conduct their operations, being less favorable than expected; (9) changes in the interest rate environment reducing expected interest margins; and (10) legislation or regulatory changes, which adversely affect the ability of Zions Bancorporation or Amegy Bancorporation, Inc. to conduct the businesses in which they are engaged. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2004 Annual Reports on Form 10-K of Zions Bancorporation and Amegy Bancorporation, Inc. filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov). Neither Zions Bancorporation nor Amegy Bancorporation, Inc. undertakes any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Zions Bancorporation and Amegy Bancorporation, Inc. Zions Bancorporation will file a Form S-4, Amegy Bancorporation will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Zions free of charge by contacting: Investor Relations, Zions Bancorporation, One South Main Street, Suite 1134, Salt Lake City, Utah 84111, (801) 524-4787. You may obtain documents filed with the SEC by Amegy free of charge by contacting: Controller, Amegy Bancorporation, 4400 Post Oak Parkway, Houston, Texas 77027, (713) 235-8800.

PARTICIPANTS IN SOLICITATION

Zions Bancorporation, Amegy Bancorporation, Inc., and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Amegy’s shareholders in connection with the merger. Information about the directors and executive officers of Zions and their ownership of Zions stock is set forth in the proxy statement for Zions’ 2005 Annual Meeting of Shareholders. Information about the directors and executive officers of Amegy and their ownership of Amegy stock is set forth in the proxy statement for Amegy’s 2005

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Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2005

ZIONS BANCORPORATION

By:	/s/ Thomas E. Laursen
Name:	Thomas E. Laursen
Title:	Senior Vice President
(Duly Authorized Officer)

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